# AMENDMENT NO. 1 TO EXCLUSIVE LICENSE AGREEMENT

**THIS AMENDMENT NO. 1 TO EXCLUSIVE LICENSE AGREEMENT** (this "Amendment"), dated as of May 21, 2026, amends that certain Exclusive License Agreement, effective as of November 15, 2023 (the "License Agreement"), by and between MIRALOGX LLC, a Florida limited liability company ("Licensor") and MIRA PHARMACEUTICALS, INC., a Florida corporation ("Licensee"). All capitalized terms appearing in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the License Agreement.

**WHEREAS**:

A. Pursuant to the License Agreement, the Licensor granted to Licensee certain rights and licenses under certain intellectual property of Licensor in order to commercially develop certain drug products within a specified Licensed Territory.

B. The parties to this Amendment desire to hereby amend the License Agreement to modify the scope of the Licensed Territory.

**NOW, THEREFORE**, for good and valuable consideration, Licensor and Licensee hereby agree as follows:

1. **Patent Rights.** Schedule A to the License Agreement is hereby deleted in its entirety and replaced with Schedule A appended hereto.

2. **Definition of "Licensed Territory."** Section 1.3 of the License Agreement is hereby deleted in its entirety and replaced with the following:

"1.3 'Licensed Territory' shall mean all countries in which Patent Rights exist."

3. **Grant of License and Right to Sublicense.** Section 3.2 is hereby deleted in its entirety and reserved. Section 3.3 is hereby deleted in its entirety and replaced with the following:

"3.3 <u>Right to Sublicense</u>. The license granted in Section 3.1 includes the right of Licensee and its subsidiaries to grant corresponding Sublicenses to third parties during the Term of Agreement."

4. **Notice.** Section 12.20 of the License Agreement is hereby deleted in its entirety and replaced with the following:

"12.20 <u>Notice</u>. All notices required or permitted by this Agreement shall be in writing and shall be given by first class postage pre-paid mail, via electronic mail with receipt verification, or by facsimile transmission, effective in each case upon the date of mailing or facsimile transmission thereof to the parties addressed as follows:

**If to Licensor**:

MIRALOGX LLC
3014 West Palmira Ave.
Suite 302
Tampa, FL 33629
Attn: Managing Member

**If to Licensee**:

MIRA PHARMACEUTICALS INC.
1200 Brickell Ave.
Suite 1950 #1183
Miami, FL 33131
Attn: CEO

or to such other address as the party to receive such notice shall have designated by written notice to the other party hereto."

4. **No Other Changes**. Except as specifically set forth in this Amendment, all of the terms and provisions of the License Agreement shall continue to remain in full force and effect.

5. **Entire Agreement**. This Amendment, together with the License Agreement, constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to this subject matter. The License Agreement and this Amendment may not be amended or modified except by a written agreement executed by the parties.

***[Signatures Begin on Next Page]***

**IN WITNESS WHEREOF**, each of the Parties has caused this Amendment to be executed by its duly authorized officer as of the day and year first above written.

**MIRALOGX LLC (Licensor)**

Signed by:

By: ______________________________

3D7C64985B764C8...

Name: Jonnie Williams, Jr.

Title: Managing Member

**MIRA PHARMACEUTICALS INC. (Licensee)**

DocuSigned by:

By: Erez Aminov

1080D9C8492D4E0...

Name: Erez Aminov

Title: CEO

## SCHEDULE A – PATENT RIGHTS

| Country | Application No. | Filed | Title |
|---|---|---|---|
| Australia | 2024234049 | 3/6/2024 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |
| Canada | 3285712 | 3/6/2024 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |
| China | 2024800183771 | 3/6/2024 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |
| European Patent Office | 24 771 402.5 | 3/6/2024 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |
| India | 202517092541 | 3/6/2024 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |
| Israel | 323253 | 3/6/2024 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |
| Japan | 2025-553671 | 3/6/2024 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |
| Mexico | MX/a/2025/010690 | 3/6/2024 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |
| South Korea | 10-2025-7033653 | 3/6/2024 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |
| United States | 19/327,625 | 9/12/2025 | ANTIDEPRESSANT COMPOUNDS, PHARMACEUTICAL COMPOSITIONS, AND METHODS OF TREATING DEPRESSION AND OTHER DISORDERS |